UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: February 9, 2007

SONA DEVELOPMENT CORP.

(Exact name of registrant as specified in its charter)

TEXAS
(State or other jurisdiction of incorporation or organization)

0-28311 (Commission File Number)	76-027334 (IRS Employer Identification Number)

Nora Coccaro, Chief Executive Officer

2610-1066 West Hastings Street,  Vancouver, British Columbia V6E 3X2
(Address of principal executive offices)

(604) 602-1717
(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02              DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(c) Appointment of Directors

Effective February 9, 2007, in accordance with our special meeting of shareholders, Sona Development Corp. (the “Company”) elected the following individuals to our board of directors:

Name                              Age                          Position

Mitchell Maxwell             54                            Chairman of the Board of Directors

Victoria Maxwell             43                            Director

James Cardwell               46                            Director

Richard Bernstein            53                            Director

Mitchell Maxwell has been involved in the entertainment business for over twenty-five years and has produced seven Broadway shows, twenty-seven Off-Broadway shows, four national tours, three West End shows and five independent films. He has built five entertainment companies, owned and operated two successful New York City restaurants, owned and operated three Off-Broadway theatres, and recently joined the board of directors of the DCT, while being instrumental in its re-birth. He currently serves as President of Sibling Entertainment, Inc. and as Chairman of the DCT in Denver, Colorado.

His productions have been honored with nominations for 10 Tony Awards, 6 Olivier Awards, 15 Outer Critics Circle Awards, 9 Drama Desk Awards and 3 Obie Awards. They have won the Tony, Drama Desk, Outer Critics Circle, and Obie Awards, as well as the 2000 Pulitzer Prize for Drama. Currently, his company, Sibling Entertainment, Inc., is one of the producers of “Brooklyn” which ran on Broadway in 2004.

Mr. Maxwell is a graduate of Tufts University where he is currently an adjunct professor.

Victoria Maxwell has been involved in the entertainment business for twenty years. As producer of numerous theatre and film projects, she has worked with an elite roster of including Matthew Arkin, Christine Baranski, Ellen Barkin, Betty Comden, Dana Delany, Olympia Dukakis, Ron Eldard, Lisa Emery, Corey Feldman, James Gandolfini, Victor Garber, Adolph Green, Robert Klein, Nathan Lane, Anthony LaPaglia, Jerry Lewis, Donald Margulies, Penny Marshall, Rob Marshall, Jerry Mitchell, Rob Morrow, Kevin Nealon, Bebe Neuwirth, Jack O’Brien, Sarah Jessica Parker, Faith Prince, Paul Rudnick, Budd Schulberg, Patrick Stewart, Daniel Sullivan, Steven Weber and Sigourney Weaver.

Her productions have been honored with nominations for Tony Awards, Olivier Awards, Outer Critics Circle Awards, Drama Desk Awards and Obie Awards. Her shows have won the Tony, Drama Desk, Outer Critics Circle, and Obie Awards as well as the 2000 Pulitzer Prize for Drama.

Ms.  Maxwell produced a controversial, groundbreaking independent film that broke box office records, she was an executive producer for cast albums for five of her projects and she co-founded three entertainment companies. Many projects are the result of creative and business collaboration with her brother, Mitchell Maxwell — and since 2001, as co-founder and Vice President of Sibling Entertainment, Inc. Currently, she is also on the Advisory Board of the WET Theatre Company, is the Creative Consultant for the Stamford Center for the Arts and a member of the Board of Directors of the DCT.

James “Jay” Cardwell has been the Chief Financial Officer of Sibling Entertainment, Inc., since 2002. He is also the Executive Director and Board Member of The Denver Civic Theatre, Inc. Before joining Sibling Entertainment, Inc., Cardwell was the Deputy Director (1999-2001) of the National Jazz Museum in Harlem (NJMiH, a new Smithsonian Institution Affiliate). At NJMiH, he was in charge of developing all master business plans, including real estate development, feasibility studies, marketing, financial development of its new museum.

In 1985, James Cardwell launched his theatrical career as the Associate Producer of the original production of the musical NUNSENSE that ran over 14 years in New York. Some of his other theatrical credits include the critically acclaimed musical The Last Session and Monsoon Christmas (a NAACP Image Award recipient).

Previously, Mr. Cardwell was a consultant to Denstu, Inc., providing consulting services to their interest in the theatrical industry.

Prior to his theatrical career Mr. Cardwell was a senior CPA consultant (1981-1984) with Arthur Andersen & Co. in St. Louis. Richard Bernstein is a veteran of the entertainment industry for over 20 years as a successful artist manager, booking agent, record producer, and a theatrical stage producer. He is the owner of several night clubs working with star talent including Linda Ronstadt, Steve Martin, Englebert Humperdinck, Dolly Parton, Joan Rivers, Don Rickles, Sam Harris, Willie Nelson, James Brown, Elliot Gould, Sister Sledge, Cliff Richard, Roy Clark, and Tim Weisberg. Mr. Bernstein has received numerous Grammy Awards nominations for his productions of national recording artists.

Family Relationships

Mitchell Maxwell and Victoria Maxwell are siblings, and have been business partners in the film and theatre industries for years.

ITEM 5.03      AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

(a)     Effective January 5, 2007, the board of directors of the Company unanimously approved an amendment to the Company’s bylaws to revise the provision that limits the number of individuals that may serve on the board of directors. The amendment increases to five that number of individuals that may serve on the board of directors. Prior to the effective date of the amendment, the Company’s bylaws limited the number of individuals that could serve on the board of directors to two.

ITEM 8.01      OTHER EVENTS

On February 9, 2007, the Company held a special meeting of shareholders to approve an Agreement of Acquisition and Plan of Reorganization, as amended, to acquire four wholly owned subsidiaries: Sibling Theatricals, Inc., Sibling Pictures, Inc., Sibling Music Corp., and Sibling Properties, Inc. from Sibling Entertainment Group, Inc., to amend the Company’s articles of incorporation to effect a name change to “Sibling Entertainment Group, Inc.” and to elect four directors to join the Company’s current board of directors.

The shareholders approved the Agreement of Acquisition and Plan of Reorganization, approved the name change to Sibling Entertainment Group, Inc. and elected Maxwell Mitchell, Victoria Mitchell, James Cardwell and Richard Bernstein to the Company’s board of directors.

The closing of the Agreement of Acquisition and Plan of Reorganization remains subject to the applicable registration requirements of the Securities Exchange Act of 1934, as amended. The Company intends to close the acquisition of the Sibling Entertainment Group, Inc. subsidiaries as soon as is practicable.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d)     The following exhibit is filed herewith:

Exhibit No.                Page No.                 Description

3(ii)                                5                        Amendment to the Bylaws of Sona Development Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sona Development Corp.                                          Date

 By: /s/ Nora Coccaro                                                  February 12, 2007

   Name: Nora Coccaro

   Title: Chief Executive Officer

EXHIBIT 3(ii)

AMENDMENT TO THE BYLAWS

OF

SONA DEVELOPMENT CORP.

Sona Development Corp. (the "Corporation") a corporation duly organized and existing under the Business Corporation Act of the State of Texas, does hereby certify that:

The amendment to the Corporation’s bylaws set forth below was duly adopted in accordance with the provisions of Section 2.23 of the Business Corporation Act of the State of Texas and Article VII Miscellaneous, section 7. Amendments, of the Corporation’s bylaws, allowing for a vote of a majority of the board of directors to amend the bylaws. The amendment has been consented to in writing by the board of directors by their unanimous written consent.

The amendment deletes the language in Article III Directors, section 2. Number and Election of Directors of the bylaws. The full text of said section shall hereby read as follows:

    “2.        NUMBER AND ELECTION OF DIRECTORS

The number of directors shall be 5 provided that the number may be increased or decreased from time to time by an amendment to these by-laws, but no decrease shall have the effect of shortening the term of any incumbent director. At each annual election the shareholders shall elect directors to hold office until the next succeeding annual meeting.”

Dated January 5, 2007

/s/ Nora Coccaro

Nora Coccaro, chief executive officer